Listing Report:Supplement No. 51 dated Sep 11, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 422247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	41	Length of status:	16y 7m
Amount delinquent:	$403	Revolving credit balance:	$3,239	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wommp55	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$1,666.63	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
CLEAR DEBT AWAY
Purpose of loan:
This loan will be used to?pay off some bills and some taxes. My wife has bills also so we decide to add hers in too since both of us will be paying money back. I will get all monies payed back at income tax time. Thank you for bidding on my last loan.

My financial situation:
I am a good candidate for this loan because?This is my second prosper loan and i have always payed on time.?loan will be payed in full and it will be my first priority. I am a very responsible individual and i will pay it on time. This loan will set the pace for our future because we want to buy some more investment properties. The monies will get payed back. My other loan speak for itself.

Monthly net income: $ 2800.00

Monthly?2400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$548.54

Auction yield range:	3.18% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	22%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,101	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steady-gold	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental Property Loan
Purpose of loan:
I currently own a rental house with my business partner. We need the additonal funds to?consolidate some debt on the rental property.? Currently, there is a bank that holds the first mortgage on the property.?We have?a 2 year lease on the property that started in July 2009 that runs us thru June 2011.? The rental income currently covers all the cash flow expenses related to the property.?

My financial situation:
I am a good candidate for this loan because we are cash flow positive on the rental property, I have excellent credit, and currently employed.? I bought this house as a side investment with my partner as he is in the construciton industry and I am a CPA.? Between the both of us, we handle all the duties for the property.?We are currently above water on the house as compared to the tax appraisals and other comps in the neighborhood.? We are looking to minimize our interest expense and pay down the debt on credit cards.? I would rather pay someone else than pay the credit card companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	23%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,437	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	admirable-truth2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newborn
Purpose of loan:
My financial situation:
Due to a recent event in our family we?are in the process of having to adopt our?grandchild.??The baby was born on 3 Aug 09 and we have been taking care of him in our home since.? We were not prepared for the additional cost as we already have an adopted child with a disibility called OI better know as Brittle Bone Disease.?My wife is the primary caregiver and currently unemployed due to the?fractures of our daughter.? We just need a little help to purchase baby items and also to help with the daily neccessities for the infant until my wife is able to find other employment.??

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2746
??Insurance: $?
??Car expenses: $ 125
??Utilities: $ 315
??Phone, cable, internet: $ 323
??Food, entertainment: $?275
??Clothing, household expenses $
??Credit cards and other loans: $ 1546
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	universe0	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of High Intrest Loans
Purpose of loan:This loan is to consolidate high interest loans that my husband and I have.We will be paying off multiple loans that have >22% interest rates.I have a longer credit history and better credit score than he does, which was above 800 prior to the purchasing of our last car ? which went on my credit for obvious reasons.I am 5 months pregnant and we need to lower some costs and get out from under these credit companies? thumbs.I would rather be paying interest to hard working people helping other hard working people, than help some credit card company pay for it?s VPs annual vacations.That is why I like Prosper.com so much, it lets us help each other.My husband paid off a loan recently with Prosper for $5,000, that was how I found about Prosper.com.He also says that it was the best loan he ever got, it actually felt good to get it and pay it off. With the interest rate and time frame of this loan my husband and I will save thousands of dollars due to the suppressive games that I would have to play with the loan and credit card companies.
Financial Stability:I have had no late payments on anything in over 3 years on any of my loans or credit cards.This Loan:$362I make good income and so does my husband. We earn over $50,00 a year and live frugally.My income is stable for the time being while his has been on a rise for over a year.

Monthly expenses (calculated post baby birth): $3,130
? Housing: $550
??Car expenses: $620
??Phone, internet: $20
??Food, entertainment: $480
??Credit cards and other loans: $400
??Daycare:$600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$417.04

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	48%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$58,729	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dhenter99	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Roof!
Purpose of loan:
This loan will be used to purchase a new roof before winter?

My financial situation:
I am a good candidate for this loan because I have never missed a payment and I am tired of giving interest to banks.

Monthly net income: $ 8500

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 143
??Car expenses: $?550
??Utilities: $ 110
??Phone, cable, internet: $ 175
??Food, entertainment: $?400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1250
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2001	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,258	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hellrayser	Borrower's state:	Missouri	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	640-660 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
pay off debt
Purpose of loan:
to pay off credit cards and detal bills not covered under my insurance.

My financial situation:
I have worked very hard over the past?3 years to improve my credit score. I have reduced my debt to just my car and house paynent.

Monthly net income: $ 2816

Monthly expenses: $?2065
??Housing: $ 999????
??Insurance: $ 124
??Car expenses: $396
??Utilities: $ 100
??Phone, cable, internet: $60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
I have a roommate that pays me $200 a month rent that is not included above and neither is the mileage reimbursements.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	107%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$93,978	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	determined-moola	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free in 4 years
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I work hard and pay my bills monthly . With the economy I ran into problems . I am looking at getting back on track and eliminating my businnes and personla debt . What ever amount I get? will help .

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$547.16

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1982	Debt/Income ratio:	40%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$33,356	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bazaar-gadget	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I pay all of my bills on time and work on commission for Chase.? I am a mortgage loan officer for 16 years. It has been very busy this year however; our operations department have been overwhelmed in the first half of the year.??We are now caught up and I anticipate on doubling my income by the end of the year.? ???

Monthly net income: $7500 +

Monthly expenses: $5308?????
??Housing: $2800
??Insurance: $100?????
??Car expenses: $383
??Utilities: $150
??Phone, cable, internet: $175?
??Food, entertainment: $500
??Clothing, household expenses $250?
??Credit cards and other loans: $700?
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$209	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	circuit2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For college, parents cant help
Purpose of loan: Pay off tuition and help get by, I cannot get help.
Amount ob University Bill still adds up after Stafford loans are subtracted.

My financial situation:
I have always had to take out loans. I got subsidized and unsubsidized,?but don't have cosigner for private loans.
Mom has gone bankrupt twice before, and cannot take out a plus loan anymore. The aide advisors said I can't take out anymore unsubsizied loans. I just need a little bit more to pay off my October and November amounts of almost $600, and I won't have a whole bunch for groceries.?

Monthly Net income- $250
Round about number~Job on campus, just started working on 9/11/09

Monthly expenses: $
??Housing: $?
??Insurance: $ 75
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 300??
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$239.24

Auction yield range:	8.18% - 13.00%	Estimated loss impact:	8.79%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	14%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-capital0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off remainder of mortgage
Purpose of loan:
This loan will be used to?pay off the remaining balance on our mortgage after selling our home. We (my wife and I) will be relocating to launch our new careers. Due to the housing market, we had to sell our house for less than the balance of our mortgage ($14000 will cover the rest of that balance). While we hate to sell our house for considerably less than what it is worth, we could not pass up these new jobs.

My financial situation: With these new positions, our gross annual household income will be $100,000 (double our current salaries). Our ONLY debt is a couple of student loans (totaling around $17K) and our mortgage (which will be paid off when we close on September 30, 2009). Otherwise, our cars are paid for, our credit card is paid in full every month. While we would love to move into a new home, we will be moving into a small apartment for a period of time to get financially ahead.
I am a good candidate for this loan because?both my wife and I are extremely good stewards of our money. We are very conservative when it comes to purchases and are strong advocates of household budgets (our household budget is an Excel workbook (14 sheets) with correlating formulas, etc.). With our extremely low debt load, it proves that we are disciplined with our money and are great candidates for this loan. Your investment in this loan will be very well rewarded Thank you in advance!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	3y 3m
Amount delinquent:	$4,905	Revolving credit balance:	$2,930	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spokanemom	Borrower's state:	Washington	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Oct-2008) 620-640 (Sep-2007)
Principal balance:	$1,349.81	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Not High Risk I Need to Fix my Van
Purpose of loan:I am a single Mom with 2 boys. I have a great job and it is very stable. I?have received two raises since I started?3 years ago. I need to get my van fixed. It needs a hub replaced and new brakes. The warranty on the hub just ran out. So I have to pay for it out of pocket.

I?currently have a prosper loan and have made all my payments on time.?I hope I have shown that I would be a great candidate for this loan.?I would rather pay my interest to people who are willing to help others than to a bank.?I have been through a?lot and my credit has been through the ringer. Prior to my husband and I splitting up in 2001 my credit was fantastic. I would like to rebuild and get back to that point.?Because?Washington is a?community property state I show his debt and mine. He is currently paying the debt that is delinquent through a garnishment.My financial situation:I truly want to change my situation.?I am current on my car payments, credit card payments and prosper payments. I really need to?get?my car fixed so I can get my kids around safely.?

Monthly net income: $?2200 (work) $900 (child support)
Monthly expenses: $???
Housing: $?450??
Insurance: $ 110??
Car expenses: $ 560??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 400??
Clothing, household expenses $ 150??
Credit cards and other loans: $?325??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$797.09

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	36%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	26 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,540	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-economy-musician	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off cards, help a family member get through school and help parents pay off some bils.

My financial situation:
I am a good candidate for this loan because I will repay this loan back to everyone that has help fund it.? I pay everything on time and never late.? I need to get on track financially and I really need this to get on track.? Your help is appreciated and will not be forgotten because I do want to come back here and pay it forward.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1993	Debt/Income ratio:	85%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	53	Length of status:	13y 9m
Amount delinquent:	$2,247	Revolving credit balance:	$12,106	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joyful-duty0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fresh Start For my Family
Purpose of loan:
This loan will be used to Pay off debt and taxes,?Help us equalize, so that my family can live a better life with a new start.?

My financial situation:
I am a good candidate for this loan because Iwill always pay on time, I just need a chance to prove it. Up untill the medical issues hqappemed I was never late on a bill, As a result my debt increased and having to juggle the debt, We are slowly fixing the issues, All I can do is ask for some help, other than family thats all I got left, If I can get a loan we have a fighting chance without declaring Bankrupcy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$331	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	dinero-explorer9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my Parents
Purpose of loan:
This loan will be used to help my parents get caught up on their bills.? My father, a retired Army man,?recently lost his job as a teacher at the local community college.? After being frustrated with the job search, decided to try his hand at entrepreneurship using his experience as a truck driver.? He developed a relationship with a broker and used his savings to buy his own truck.? Since he bought the truck, he has only gotten two routes from the broker he's working with.? My father has knee problems, and despite this, he's been working in his off time to cut lawns and make any money he can here and there.? My mother cannot afford to support themm both on her salary alone.? I can afford to help them on their bills going forward, but I do not have the lump sum they need to get them up to date.? My parents are really good people, my dad is the minister of education at his church, he also ministers to inmates in the local jails.? My mother dedicates herself to assisting the elderly and mentoring children.

My financial situation:
I am a good candidate for this loan because I have a good, stable income, VERY little credit card debt (around $300 if that) and my monthly obligations are minimal.? I pay all my bills in a timely manner and tend to pay off loans and credit cards early.? My work history listed is short, I started a new job with a very stable company.? Before I worked for a Big 4 Accounting Firm for over 2 years doing business valuations.? I changed jobs for a new and better opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,568	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	23
Screen name:	ProEngineer46	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Expansion Loan
Purpose of loan:
This loan will be used to Expand my Structural Engineering Business..?
Our Business is rapidly Expanding here in the Bay Area so we need to take on extra staff.
This loan will bridge the payroll gap for the first month or so that comes with new employees.?

My financial situation:
I am a good candidate for this loan because I have a steady Income, solid work flow, and fantastic payment records.
I purchased a home two months ago and Credit Score was dinged because I made the mistake of shopping for home loans on lendingtree.com.?
15 or so companies pulled my credit score and it knocked down my score 50 points or so... Ridiculous Right!..
As you can see, I have never missed a loan payment in my life, I am extremely responsible and take my position with high regard.

Monthly net income: $ 13554

Monthly expenses: $
??Housing: $ 2113
??Food, entertainment: $ 750
??Clothing, household expenses $ 750
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$176.43

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	54%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,773	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sndevil2008	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,700.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$1,216.01	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
**One cc down.-one to go! **
Purpose of loan:
This loan will be used to? Pay off our medical debt acquired on our CC!

My financial situation:
I am a good candidate for this loan because life just kept raining on us after our 1st prosper loan.? My husband went on full duty for his law enforcement job but in December of last year had an emergency appendectomy.? Then in March of this year, discovered he had to have surgery on his ankle he injured during his law enforcement training.? He is currently on light duty and working but the monies we were hoping he would earn with overtime so we could pay our CC down did not happen.? We were able to pay off one credit card and 1/2 of another one.?My husband will also return to full active duty at the end of September and will be eligible for overtime pay once again.? ?I will use this?loan to pay off my last credit cards and like I did with my other one I paid off?cancel one of the cards and have only ONE for emergencies.??? In less than two years both cars will be paid off leaving us with this debt and my student loans.? I am currently pursuing a doctorate degree and?in the past year, we have been 100% on time with our?current?Prosper loan.?

*I know about the negative comments on my credit report.? They have been there since my BK and I have tried to remove them but have not been able to do so - no respons from credit bureau to my repeated letters!!*

Monthly net income: $ 2990 (My husband brings home $3000)

Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $ 156.00
??Car expenses: $?790.00 (Two auto payments)
??Utilities: $ 161.00 (flat rate)
??Phone, cable, internet: $? $200
??Food, entertainment: $ $100
??Clothing, household expenses $?150?
??Credit cards and other loans: $ 400.00
??Other expenses: $ 600 per mo.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	89%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,516	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	neptune29	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing Car
Purpose of loan:
This loan will be used to? repair my car that came down with unexpected issues.? Have to fix the front with the wheel barrings, ball joints, etc.

My financial situation:
I am a good candidate for this loan because? I will have the money in a couple of weeks once I get my rebate for purchasing a house (Frist time home buyers credit of $8000).? I am waiting on the check, the car issues just came at the wrong time; I have most of the money, just need the extra $1200.

Monthly net income: $ 2246

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 150
??Car expenses: $ 300?
??Utilities: $ 120
??Phone, cable, internet: $
??Food, entertainment: $75
??Clothing, household expenses $20
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1984	Debt/Income ratio:	20%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$28,650	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-worldly-kindness	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off misc. debt"
I would like to pay off misc. debt and use some to carry through to the new year. Although the standard payback period is three years I am planning on cashing significant stocks in the new year to clear all remaining debt in 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$148.03

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	29%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$66,172	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-excellence294	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Treasures in heaven
Purpose of loan:
Put in a lawn and small patio in my backyard so my family can play safely. The backyard is currently dirt so my girls have to play inside.

My financial situation:
I am a good candidate for this loan because I have a stable high income position with a small company in a stable and growing niche. I also do referral consulting on the side for extra funds not included in listed income. My debt is sizable but, sometimes you have to be willing to do things for those you love. Some of my debt was acquired caring for my youngest daughter who died recently from congenital heart disease. We traveled across the country for the best care and we cherish all the moments we had with her. She will always be in our hearts and while she is in heaven now, my family and I look forward to seeing her again one day.

My current budget has me paying my credit cards and loans within 5 years and they are at low interest rates until payoff. I could put the backyard on a credit card but, I prefer to have a fixed payment and not use my credit cards anymore.

Budget:
Monthly Income $13,750 doesn't include side income or bonuses
My portion of house payment P&I $1261
Car payment $715
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,492	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mjd22	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 83% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 17% )	640-660 (Feb-2008)
Principal balance:	$1,670.25	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Knitting, Kids, and Kars!
Purpose of loan:
First I wish to pay off a high-interest rate credit card I am carrying - $2800.Second, I wish to start a home-based knitting business. $2500Finally, I need to purchase new tires for my car $700Knitting Business Mini Business PlanA home based, custom knitting business aimed at making jackets for high school dance dresses. When a girl is asked to a dance the first place she heads is for the mall to check out the dresses. After a few weeks she realizes that she needs a jacket or something for her shoulders. What to wear?Operations;Knitting machines and accessories as well as yarn and consumables cost $2500. I would start jacket construction immediately in common sizes and colors to build some inventory and prevent being unable to meet demand. Truly custom jackets would be priced somewhat higher.FinancialsFirst year sales 100 @ $60 = $6000Advertising $1000Debt service$ 2400Taxes @ 30%$800Net $1800
I
My financial situation:
I am a good candidate for this loan because the new business will cover the loan plus I will be saving the high interest credit card payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1985	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	6y 8m
Amount delinquent:	$3,273	Revolving credit balance:	$18,697	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PPack	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 6% )	680-700 (Apr-2008)
Principal balance:	$3,064.80	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Big Show Push Need Inventory!
Purpose of loan:
This loan will be used to increase inventory and pay down some debt.

My financial situation:
I am a good candidate for this loan because I have NEVER been late on any installment loan and I make very good money.

Monthly net income: $ 7900

Monthly expenses: $
??Housing: $ 3800
??Insurance: $ 300
??Car expenses: $ 400
??Utilities: $ 800
??Phone, cable, internet: $ 300
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$267.32

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,501	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	apnumber4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 680-700 (Feb-2008)
Principal balance:	$2,775.66	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Home Improvement , Advertising
Purpose of loan:
I am remodeling my basement this year ,?so I can add square footage , I am wanting to move in a couple of years and this will add value to my home?,staying here in Oklahoma City of course. I am an established Realtor?here in OKC. I also need to?invest in a little more advertising, the market in OKC is still good but I want my business to continue growing.???

My financial situation:
I am a good candidate for this loan because I have owned a home for 7 years..I have little debtload, I am a good person and am?
impressed with how?Prosper works! Although my income can fluctuate as a Realtor I keep my overhead low.?

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 300
??Car expenses: $?768
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to??Pay off credit cards.? Nursing facility that I worked at was taken over by new management.? I was one of 7 nurses let go by new management.? I had to?use my credit cards to pay bills until finding new job.? My?landlord is a lifelong friend and let me go late on a couple of months rent that I?am now catching up, but am having difficulties because of high credit bills.?

*** PLEASE NOTE, the large majority of my family and friends are here in MD, which doesn't have lender status with Prosper at the current time, so that is why I don't have friends/family bids.

My financial situation:
I now have a new job with much better salary.? I recently had 6 week job eval with rave reviews.? I am working all scheduled shifts and OT if available but not much available at this time.? I am a good candidate for this loan because? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.??? Homebody...Live alone with dog and provide physical but not monetary support to 87 year old mother.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 450 payment plus gas
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$961.63

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,286	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-emblem	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional funds for Business
Purpose of loan:
The purpose of this loan is to make first lien position offers on REO investment properties. The cash will be used for multiple homes and will be in first position at far less then the current appraised value of the property and thus not at risk.

My financial situation:
I am a strong candidate due to my extensive experience as an attorney and also in real estate investing.? My credit profile shows I have always paid my debts on time and have never put myself in a position that I couldn?t handle the cost of funds I?ve borrowed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	53%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	33y 3m
Amount delinquent:	$145	Revolving credit balance:	$7,698	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	famous-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy forklifts to rent
Purpose of loan:
This loan will be used to? purchase 3 used forklifts and (I will need more financing) and rent them out. The forklifts will be stored at the SJ Convention Center rent free, because I am not charging for delivery. I am going to rent these to companies who have trade shows there.
My financial situation:
I am a good candidate for this loan because?
I work with the San Jose Convention people and to break even on this? I need to rent only 1 out for 10 days a month and pay these off in 5 years.
Monthly net income: $

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$314	Revolving credit balance:	$16,454	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nuberlin06	Borrower's state:	Wisconsin	Borrower's group:	Wisconsin Area Investors, Borrowers and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 660-680 (Jun-2008) 640-660 (Dec-2007) 640-660 (Nov-2007)
Principal balance:	$781.89	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Paying for College-Related Expenses
Purpose of loan:
This loan will be used to? Pay for college-related expenses for my daughter now off to school. SURPRISE!! A lot more expenses than tuition and housing!!! Need to get laptop computer, books, and addiional supplies and some living expenses.?

My financial situation:
I am a good candidate for this loan because I have been a Prosper borrower for over 2-years and have never missed or been late on a payment. I pay my bills when due and have other resources to cover this payment, in addition to my income.?

Monthly net income: $2,500.00????

Monthly expenses: $
??Housing: $ 750.0
??Insurance: $ 90.00
??Car expenses: $ 350.00
??Utilities: $?250.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$72.52

Auction yield range:	8.18% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$36,815	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gold-jet2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ONE-CARD-AT-A-TIME!!!!!!
Purpose of loan:
This loan will be used to?pay off high interest debt on CC and personal loans?

My financial situation:
Please take this chance, I will not let you down!? I can pay off a high interest loan and a CC and still not pay more out than I am now with a set schedule, which will allow me to pay more on the payment.? I am a good candidate for this loan because I pay my debts and honor my word, and after many years of being in debt, I am fed up with the whole credit?thing.? My plans are to use this loan to pay off a higher interest loan, once paid off, re-apply again and again until I have all of this mess cleaned up.??I have some high interest credit that is costing me about $50 more on the same amount as this loan.? I would like to attack and work towards getting my life back, I am looking at trying to repay within a year or so.? Thanks for the consideration.? I have a very secure job as a Regional Sales Manager in a secure career field, only my base salary is listed and includes no commission, which is rewarded quarterly and? annually.??This is about another $10K annually.?I?own a home and have no car payments.

Monthly net income (after taxes) : $ 3200 + comm, also spouse has an income of $2000

Monthly expenses: $
??Housing: $ 1850
??Insurance: $ 150
??Car expenses: $ 100,?
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$220.56

Auction yield range:	17.18% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	37	Homeownership:	No
Inquiries last 6m:	0
Screen name:	systematic-interest	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Recovery
Purpose of loan: This loan will be used for paying on my bills.
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I believe that i would be a good selection becaus i work hard and my work does provide a service to my immediate community serviceing firearms for those who like to collect and compete using old collectable firearms.

Monthly net income: $? 1200.00????????

Monthly expenses: $
??Housing: $ 335.00????
??Insurance: $ 89.00
??Car expenses: $ 298.04
??Utilities: $ 65.00
??Phone, cable, internet: $ phone 75.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 301.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.80%	Starting borrower rate/APR:	18.80% / 21.02%	Starting monthly payment:	$584.88

Auction yield range:	17.18% - 17.80%	Estimated loss impact:	35.49%
Lender servicing fee:	1.00%	Estimated return:	-17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$111	Revolving credit balance:	$9,422	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adorable-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Executive Assistant/Fashion Student
Purpose of loan: Hello there. I would like this loan to consolidate debt?so I can afford fashion school after I pay off this loan.

Proposed Interest Rate: 9%

My financial situation: I am a good candidate for this loan because I have multiple credit cards, rent and a mortgage and I always pay on time. I have NEVER been late on a rent payment and I have been renting for 9 years.??This site shows?that I am currently delinquent on?one credit card account,?which is incorrect. I?am getting a letter to clear up this discrepancy.?I am?current on?ALL accounts and can give you proof.?(once it is fixed,?this site will no longer?rate me at a minimum proposed loan rate of 18.8%.)

You may have heard of the company I work for,?The Gores Group, a very successful private equity firm that has 1.7 billion dollars in equity under active management. www.thegoresgroup.com . I have job security because the owner of the company is a friend of mine.?I will continue to be an?executive assistant?at Gores until I become successful in fashion. (which will be down the line) I have many ideas to start my own business down the line, (my own clothing/jewelry line and/or fashion boutique) and I am hoping if I put a good enough business plan together, I can get an investor. (I have had a couple people say they may be interested already) I want to pay off all debt within 3 years so I can make my dream reality.

Monthly net income: $5550.00 net/ $6983 gross ($4400.00 net/ $5833 gross pay + $1150 rental income)?

After using the $16K to pay off credit cards/debt, this is what my new situation will look like:

Monthly expenses: $3040.85?
???Rent: $1100.00??
?? Car expenses: $238
???Utilities: $20 (roommates split costs with me, so this is my total)
?? Phone, cable, internet: $30.00 (roommates split costs with me, so this is my total)
?? Food, entertainment: $200.00 (my job caters food every day from restaurants in LA, so I save money there)
?? Clothing, household expenses $100.00??
?? Credit cards and other loans:?NONE (This loan will pay everything off besides my car which is already listed above)???
?? Other expenses: Mortgage $1102.50 ($1,330.50 PITI)??

Plus.. ? New Proposed Monthly loan payment @ 9%: $509??

New Residual Income: $3433

Thank you for taking the time to review my loan proposal, and again I?assure you?I will never have a late payment (which you can see by my history)? ?:)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$134.87

Auction yield range:	3.18% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	22%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,990	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kia777	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my high-interest loan
Purpose of loan:
This loan will be used to?consolidate two student loans currently at 6.8% for a total of $4500. Being a current lender, I'm also using this as an opportunity to see how Propser works from the borrowing side.

My financial situation:
I am a good candidate for this loan because?I'm an established professional in my field, have a professional working spouse, no kids, I own 2 homes, 1 car is paid off and one is a lease, and have very low credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$849.03

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1983	Debt/Income ratio:	26%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	30	Length of status:	13y 7m
Amount delinquent:	$719	Revolving credit balance:	$28,809	Occupation:	Principal
Public records last 12m / 10y:	1/ 5	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stevegrossca	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 69% )	600-620 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	9 ( 25% )	600-620 (Mar-2008) 600-620 (Feb-2008) 600-620 (Jan-2008) (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 6% )
Total payments billed:	36
Description
BNL
Hello I am a 47 year old small business owner in san diego, ca.? My company Binational Logistics is involved in the warehousing and distribution business.

I have had a prior loan with Prosper which i paid off in full over the 3 year term.? So i have a history that i pay my debts.? I would like to?go to the Prosper market again now that it is once more available for lending.? The funds will be used for working capital and cash flow.?

My company website is www.binationallogistics.com

more information can be obtained there regarding my business and personal history.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	38%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,681	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	1nyyank	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$5,830.56	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
"Debt Free Before Retirement"
Purpose of loan:
This loan will be used to?pay off credit card debt and student loans?I have acquired with four sons and six grandchildren.? I am trying to be smarter for my retirement and help myself first before I help others, then I can give back!? I would love to be debt free to help other on Prosper and not owe the government run banks or credit card companies none of my money.?

My financial situation:
I am a great candidate for this loan because? I have always been a great worker and have 24 years of teaching experience.? I went back to school and got another degree to increase my income by 7500.00 a year because I only have 8 more years to teach and wanted to bump up my retirement.? I had to take out a loan to do this.? But I want to be debt free in 3 to 5 years and not rely on anyone but myself to enjoy my retirement. I want to live my later years enjoying my 6 grandchildren and helping them fulfill their dreams by being a great role model.? I always pay my bills. And I am grateful for my first Prosper Loan.? And if my second loan is funded I can complete my goal and then I would like to become? Prosper investor and help others accomplish the same goals. America needs to get back to this way of banking and helping people!

Monthly net income: $ 3640.00

Monthly expenses: $ 3200-3400.00
??Housing: $ 1200.00
??Insurance: $ 259.00
??Car expenses: $ 324.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 152.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$105.47

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,112	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sergioscar	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 560-580 (Apr-2008) 540-560 (Dec-2007)
Principal balance:	$526.43	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off high APR credit cards
Purpose of loan:
I wil pay my high interest credit cards as a plan to get rid of debt in 4 years)

My financial situation:
I have never missed or been late in any payments, I work very hard and I really care about my credit history)

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$713.05

Auction yield range:	11.18% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	36%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,339	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ChiroFam	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chiro Clinic - Need some Capital!
Purpose of loan:

This loan will be used to? Give us that little extra to make this practice work! We bought a practice last November and got one-overed on the deal. We were promised an active patient base and got 0. Our original business plan was based on acquiring an active practice, but what we got was a start up. We did not plan to start from scratch, so our original financing was modest and also just a line of credit. Now, almost a year in, we are averaging 80 patient visits per month and $3500 in collections. Our overhead is $4800. Unfortunately, our bank is terming our line of credit so our payments will increase and we have also depleted our small capital account, we just didn?t plan to start from 0. So now, we are very close to having an even cash flow, we just need that little bit to get us through the next six months. Within the next six months, given our steady growth in both patient visits and collections, we know our collections will be covering our overhead and this loan payment.?? In our Chiropractic Wellness Center we offeri chiropractic health care and health promotion counseling.?I also act as office manager to save funds on staff. We have a massage therapist who rents space in our clinic and another space for rent that will help to lower our overhead more when it is filled. We all are active marketers, participating in networking groups, local chamber events, fairs, various volunteer events, canvassing with door hangers, and speaker opportunities.

My financial situation:

I am a good candidate for this loan because? we both have good credit, around 730. We have invested $12,000 of our own funds into the practice so far, and?we have not given?ourselves a paycheck since the practice opened, so we are very personally invested in making sure that our practice succeeds and all our obligations our met.?My husband (the chiropractor)?works in the practice full time, and I work with the state Department of Health full time; and I do health classes at the practice in the evenings and handle the administrative tasks on the weekend.

Monthly net income: $ 3950 Salary, $1300 Student Financial Aid??

My salary comes from my full time job. I pay all our personal expenses so we do not have to draw a salary on our business until the business is stronger. I am also a PhD student, so my financial aid will continue through 2010.

Monthly expenses: $?

? Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 800?
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1998	Debt/Income ratio:	25%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,260	Occupation:	Architect
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	basis-journey	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card Debt
Purpose of loan:
This loan will be used to pay off existing credit card debt from an adoption at a lower interest rate than what is being experienced with multiple lenders.

My financial situation:
I am a good candidate for this loan because I am not in distress with current payments.? I am simply looking to reduce my payment and interest rate.

Monthly net income: $ 10500

Monthly expenses: $
??Housing: $ 2650
??Insurance: $ 150
??Car expenses: $ 900
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	6.18% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	42%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,108	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for my Online Store
Purpose of loan:
This loan will be used to? Purchase Inventory Products

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my
Business checking account
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,585	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CPL676	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008) 580-600 (May-2007)
Principal balance:	$3,578.65	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
PAY MEDICAL BILLS/BILLS
Purpose of loan: I am currently in desperate need of help. Usually?I am the one helping others that is what I?have dedicated my life to. I am a United States Army Veteran of 6 years serving in Operation Iraqi Freedom, Operation Enduring Freedom, and Operation Noble Eagle. I was honorably discharged twice from active duty and was highly decorated. When I was 18 I started working at the Local Sheriff's Office as a Communications Officer (911 dispatcher), joined the National Guard as a Military Police Officer, and joined the local Fire Department. If funded this loan will assist me in paying off multiple medical bills from a very sick wife that had surgery the beginning of this year and needs another one shortly, a propane bill, and a small credit card.?My credit score is?getting better. I have been working very hard to clean it up, and ensure every financial obligation is taken care of without default. I currently own a new home on a three year land contract and want to do everything I can to ensure my credit stays clean to ensure I get a good rate on my home loan. Every financial obligation will be met on time.

My financial situation: I am a very responsible person with a great understanding of what obligations are. I have a full time secure job with a steady income.

Monthly net income: $ 2000.00

Monthly expenses:????

Housing: $ 300.00???
Insurance: $ 55.00??
Car expenses: $ 269.83??
Utilities: $60.00??
Phone, cable, internet: $ 15.00??
Food, entertainment: $ 100.00??
Clothing, household expenses $ 0.00??
Credit cards and other loans: $ 142.85??
Other expenses: $ 0.00?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	62%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	20 / 15	Employment status:	Retired
Now delinquent:	1	Total credit lines:	54	Length of status:	4y 11m
Amount delinquent:	$26	Revolving credit balance:	$6,589	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sharon526	Borrower's state:	Virginia	Borrower's group:	CREDIT SQUARE
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 620-640 (Aug-2008) 600-620 (Jul-2008) 600-620 (Jun-2008)
Principal balance:	$1,876.69	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay Hospital Bills
Purpose of loan:
This loan will be used to?Pay several hospital bills?

My financial situation:
I am a good candidate for this loan because? I am responsible

Monthly net income: $ 2462

Monthly expenses: $
??Housing: $
??Insurance: $?150.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	31%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	apluslending	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	840-860 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	840-860 (Sep-2008) 860-880 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Purchasing a Cleaning Business
Purpose of loan:
This loan will be used to purchase a well established business with good positive cash flow.? This business provides carpet cleaning services to residents, restaurants, and other commercial businesses.? The business has a net positive cash flow of $104,000 per year which has been verified through financials.? The price of the business is $80,000.??The current owner is selling the business due to illness.? I currently own a carpet and tile cleaning business which will be merged with the new business to form a business that will net close to $200,000 per year.? The net of $104,000 per year is made currently low due to the owner selling because of illness and the expenses for the business are high. With a new owner and a reduction in the expenses the new net of the business will increase by approximately 25%.? Thank you for bidding on this loan and if you have any questions please feel free to ask.?

My financial situation:
I am a good candidate for this loan because I have a degree in finance and am trained to review a Balance Sheet, Profit and Loss, and other financial statements to determine if a business is a wise investment.? And this one is!? This loan will be used to supplement the down payment for this business.? The owner will be carrying a note for the rest of the purchase amount and therefore he has every intention of seeing that I do well.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1978	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	12y 8m
Amount delinquent:	$269	Revolving credit balance:	$59,403	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needhelpnow	Borrower's state:	California	Borrower's group:	FANAFI Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	700-720 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Make A Difference With Me
Thanks for reviewing my request.??
I had a prior loan with prosper that I paid off completely. I have finally been able to reset my mortgage to save my house but now I need to get my bills current.? I can finally?get back on track with a little help.??I work part time for an airline.? I work part time because I have a muscle condition that makes it difficult to work full time hours all the time.? I normally pick up extra hours at the airline or I do substitute teaching.

To make ends meet I rent out a separate in-law house on my property and also rent out some rooms in my house. ? My problems started when hours were reduced at the airline and at the same time my property was vacant for a couple of months.? I finally got the house rented but I?got behind?on my bills.

Prior to these troubles, I had excellent credit.? I had a budget and I managed my?finances using Quicken.? I know what direction that I need to take in the future but that will be difficult until I can get my bills current.??

I would like to get back on a budget and improve my credit rating to where it was before the above problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	11y 2m
Amount delinquent:	$1,413	Revolving credit balance:	$5,307	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	point-funkmaster	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for son's college
Purpose of loan:
This loan will be used to? pay for my son's tuition for a year which he desperately needs.

My financial situation:
I am a good candidate for this loan because? I have been a full time employee with a wonderful?company and have a?husband who makes alot more than me but credit isn't as good?

Monthly net income: $ more than 40,000????????????

Monthly expenses: $ 2000.00
??Housing: $ 0 (own home)
??Insurance: $ 400
??Car expenses: $ 950
??Utilities: $ 400
??Phone, cable, internet: $?50
??Food, entertainment: $?150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1984	Debt/Income ratio:	18%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	32	Length of status:	22y 4m
Amount delinquent:	$1,776	Revolving credit balance:	$3,032	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mypeace2day	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,505.00	< mo. late:	2 ( 4% )	640-660 (Nov-2007) 620-640 (Sep-2006)
Principal balance:	$1,657.57	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
FINANCIAL FREEDOM-3RD LOAN

I have never been closer to financial freedom than I am now...However, in attempting to pay off everyone and everything, I have stirred all of my debts at once...I now need relief...

Avg monthly income 3300....
Mortgage??????????????? 850
Loan???????????????????? ?231
Credit Cards???????????150???????????
Prosper??????????????????149
Misc???????????????????????200
Total???..................1580/month

??Prosper loan will be used towards the purchase of a much needed used auto and to payoff a?401k loan?of $1,600.
Thank you for your consideration and for helping me find FINANCIAL FREEDOM...

~Because GOD is my source, I am abundantly wealthy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,222	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	badassmini	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$1,358.57	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have been?working as a teacher for 14 years in the same school district.? My current yearly salary is 83,460.00.? My credit is considered fair/good and I am?responsible when it comes to paying back loans.? NOTE:? My credit score has dropped because I am in the process of buying a condo and creditors have been looking into my credit files.? I do NOT consider myself a high-risk at all!!

Monthly net income: $?? 8346.

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 175.
??Car expenses: $ 500.
??Utilities: $ 0
??Phone, cable, internet: $ 125.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 75.
??Credit cards and other loans: $ 200.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	24%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,030	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	raylada	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 720-740 (Aug-2008)
Principal balance:	$5,700.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation
Purpose of loan:
Debt Consoildation

My financial situation:
I am a good candidate for this loan because I am very reliable and responsible. I always pay my bills on time. Being a hard-worker and motivated are two of my?strengths. I have stopped using credit cards and have made much progress in paying my creditors off. Consolidating the rest of my bills would give me peace of mind along with?the simplicity of paying?only one creditor. This would also give me the flexibility and leverage I need to move forward with my life. By this I mean:? getting married and?acquiring a new home. I am a Christian with good values and ethics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1991	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$1,659	Revolving credit balance:	$1,396	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SimonHova	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,107.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Financing a Vacation
Purpose of loan:
I am planning on taking a vacation with my girlfriend to Disneyworld. I can probably pay for the loan myself out of savings, however, I am hoping to finance the trip and keep my savings intact.

My financial situation:
I am currently attending college part-time, and working a variety of computer consulting jobs on a W-2 basis. I recently started working in one firm part-time, giving me a guaranteed income of $450 a week, and I am looking for a second job to supplement my income. Luckily, I have very little credit card debt, and very few expenses.

Right now, the only expenses I have are my Metrocard ($200/month), health insurance ($200/month) and gym membership ($9/month). My school is paid for with financial aid. My girlfriend pays for rent and all our other expenses.

The delinquency that is currently reported on my credit report is an old debt that was paid off over ten years ago. I have all the paperwork to dismiss it, but I must wait for a court date at the end of the month.

I've taken out two Prosper loans previously, and I have prepaid both of those loans. I intend to do the same with this one.

If I cannot fund this loan, I will resubmit with a lower amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	38%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	13y 3m
Amount delinquent:	$5,250	Revolving credit balance:	$31,616	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	Abels-Island-Food-Products	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start-up
Purpose of loan:
This loan will be used to start my business. It will help me purchase inventory and equipment to get me going. There are big events coming up very soon that will bring an astounding amount of income that will enable me to pay this loan back within days after the events.

My financial situation:
I am a good candidate for this loan because I have a team that has been in the food business for over 25 years, and i am taking this team and creating a branch here in san diego. I am in the military and am very capable of paying my monthly bills and having money in savings monthly. I just need a start up loan to get this business on the road.

Monthly net income: $ 5500 ????

Monthly expenses: $
??Housing: $ 1600 ????
??Insurance: $ 73
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 105
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1964	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	19y 7m
Amount delinquent:	$1,717	Revolving credit balance:	$24,879	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tremendous-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase Patient Capacity
The treatment center provides intensive outpatient services for individuals with chemical dependency and alcohol addiction. The center has been servicing patients since 1995 and it offers an intensive outpatient treatment as well as a protected living facility.?The complex has five apartments on the first floor, with never more than ten?patients occupying the apartments. The monthly fee for an apartment and treatment is between $ 4,000 and $ 5,000 per month. Meetings at AA and NA are held at different locations as well as group therapy at the center. I am a good candidate for this loan because we will increase the cash flow by around $ 36,000 per month (before expenses). Within all my accounts reported in the bureaus only two of them were late as I was traveling. As of today all are current.I am a good candidate for this loan because we will increase the cash flow by around $ 36,000 per month (before expenses). Within all my accounts reported in the bureaus only two of them were late as I was traveling. As of today all are current.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$131.00

Auction yield range:	11.18% - 15.50%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	5.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	37%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,968	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 660-680 (May-2009) 700-720 (May-2008)
Principal balance:	$1,570.39	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off car and cards
Paying off truck and 2 credit cards to improve my credit for a house in the future.? I am very secure in my job and almost to pay off my first prosper loan with 100% ontime payments.?
Debts:
Rent: 450
Utilities:150
Phone: 50
car payment:320
Credit cards: 250
Prosper loan: 115
Stud. loan: 82?
Misc:?250???
Total: 1670
Income: 2200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$659.81

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,335	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-collector	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplies for Vintage Photobooth Co.
Purpose of loan:
We're a prospering Vintage Photobooth Company in the Chicago Area... We Also do digital-retro (replica) photobooths, but for the purposes of this loan, we're focusing on our true vintage fleet of Photobooths from the 1960's. You remember, the old school take 4 photos thing? We have 11 vintages machines which are placed in local bars, clubs, etc in Chicago. We also rent these booths for parties, weddings, etc. Just like Polaroid, the paper for these vintage machines is dwindling as digital takes over. There is only one supplier left in the world for this paper. So, we're placing a bulk order to keep our vintage booths working over the next few years. These booths are very popular and it would be a shame to loose such a great photographic medium, so, we're doing our best to keep it alive just a bit long... and yes, make a few bucks along the way! We're ordering 360 rolls of paper. Each roll yields 1050 strips at a vend price of $4 per vend.That's 1,512,000 gross as a from vending sales...for a 3 year suppply of paper. We also rent these booths for $1700 - $2300 a night for weddings, etc. Yeah, awesome, right? It's a great profit and we do make money! We're just $18K short for the required minimum order of $34K! This is a great business which we love, but could use a little help! Check us out at www.312photobooth.com

My financial situation:
These machines are VERY popular and we have little competition in our market. We're on fire and to tell you the truth, are kicking butt! But yeah, we need a little help to get this order completed! Check us out at www.312photobooth.com. We're the real deal, established, have great reviews, and even better, we love what we do...? Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1978	Debt/Income ratio:	31%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 6m
Amount delinquent:	$678	Revolving credit balance:	$6,852	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	CookieDL	Borrower's state:	NewMexico	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 600-620 (Jul-2007)
Principal balance:	$2,088.37	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Close to HOME!
Purpose of loan:

Hi and thank you for viewing my listing. I am a divorced, self supported woman who is very near a lifetime goal, thanks in part to Prosper. Two years ago, I was approved for a loan from Prosper which helped me pay off a large amount a debt, enabling me to make timely payments to the creditors I had left, including Prosper, and save a bit of money to buy a house of my own. I am now a stable financial and was progressing towards my goal when I found out I need even more than was first determined for my closing costs. I do not want to put this off any further because I will lose the opportunity to received the $8K tax credit with a home purchase prior to November 30, 2009. I am a professional in the Human Resources field, and am currently employed as a Human Resources Manager at a solar solutions company.I have a graduate degree in Human Resources.I am a tremendously responsible person and have never missed a payment to Prosper. I will continue to make timely pymts to Prosper and all outstanding debts, some of which are very close to being paid off. I have a very dependable job, a monthly pension from a previous job and guaranteed income. I would use the Prosper Loan for closing costs on my house
$2000 Total amount needed for closing costs (asking for a $2000 loan)

Current monthly net income is $3723.00

My monthly budget:
$650 Rent
$900 Debt not paid off by loan
$60 Cable
$100 Auto Insurance
$100 Electric/Gas
$75 Life Insurance
$360 Car Pymt
$50 Internet
$95 Phone
$80 Prescriptions
$225 Food
$360 IRS
$100 Household Goods
$50 Pet Supplies
$150 Loan
$3355 total monthly expenses

As you can see, I have over $350. left over to be used, not only for my Prosper Pymt, but for savings/ emergencies, I can move into my new home!I promise that my pymts to Prosper will be my top priority each mo. In fact, I am going to have Prosper automatically withdraw my pymt. each mo. so that everyone, including myself, knows that my pymt. will be made on time. Thank you again for viewing my listing and God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2000	Debt/Income ratio:	61%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,347	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuckerpb2	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 560-580 (Sep-2008) 560-580 (Jun-2008) 620-640 (Feb-2008)
Principal balance:	$1,199.67	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
debt restructring and rate bid dow.
BOUT ME:
Hi, My name is Paul. I am back to combine 2 debts into one and save me $200 a month or more. I am 34 years old. I have been with my current employer for over

4 years working full time. My job is working? the front desk at a motel.

Reason For the new listing:

I am trying to combine my current Prosper loan with one loans I have with 1st Franklin.

together both will add up to $2000. At an intrest rate of 30% it will take my prosper payment to 119 a month

I get $1071.26 each month after taxes.
Plus 1,000 a month to help pay house expensiced from my grandmother who lives with me.
Plus when I get extra shifts at work i can earn an extra 464.00 a month from work.
Plus an extra 100.00 a month for being on call to fix computer problem at the other hotels.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:
I am asking for $2,000
First I would pay off my current prosper loan that is 1,200, and my 1st Franklin loan that is a payoff 1,000.00.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions from all sources: $2635.26

Mortgage/Rent: $ 485.00 (p+i+e(taxes+insurance).
Phone/cable/internet: $170.00
Electricity & Water: $150.00 highest month. we do not use the ac. it is cool enough outside.
Car Loan and Operating Expenses: $335.00/payment , $100/gas/month
Food: $300
Insurance: $135/insurance auto.
Clothing, expenses for children, etc. $0.00 I don't buy new clothing unless I need to.
Credit cards and loans that won't be paid off with my Prosper loan: $130.00 a month.
Other:15.00 fallen earth membership
-----------------------
Total Monthly Expenses : $1660.00

I will have $975.00 each month left to make the payments on my Prosper loan.
Then after the prosper payment it will be 85.00

CLOSING REMARKS TO LENDERS: As you can see, I am working hard to get my credit back into order. Now I could say flattery words, or plead for funding; but I won't. All I can really say is that if you do fund my request you have my thanks. Also I will pay back this loan. Also if you look at my current loan. I have never been late and many time i have made my payment early. If you have any question please ask them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2002	Debt/Income ratio:	13%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,970	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ecmguy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Apr-2009) 540-560 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Laptop purchase
Purpose of loan:
This loan will be used to purchase a new laptop.

My financial situation:
I am a good candidate for this loan because I have a solid track record in paying my debt obligations on time. I am a business professional working as an Analyst for a firm in Houston, Texas. I have been gainfully employed with the same company since 2002 and am thankful that job stability is not an issue in these uncertain times. In this tight credit market I have not been able to qualify for a traditional personal loan. My credit score is much lower than it would otherwise be if not for a difficult decision to file for bankruptcy 8 years ago. I ventured out on my own to start a business funded with personal capital and once things turned south made the tough choice towards Chapter 7 filing. Since then my credit history has been impeccable and I have the financial ability to repay the loan I've requested.

Thanks in advance for your consideration.

Monthly net income: $ 4,150

Monthly expenses: $ 3,160
??Housing: $ 920
??Insurance: $ 90
??Car expenses: $ 75
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,025
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1996	Debt/Income ratio:	12%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,541	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	franknp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Lawn
Purpose of loan:
I?need a new lawn with irrigation system.

My financial situation:
I am a good candidate for this loan because? I have very stable income I have been on the same job for almost 13 years.? My company keeps hiring people so I know my Job is not going anywere anytime soon.? I also have Rental income coming in.? I have no car payments so by taking on this loan would be like having a car payment it took me 18 months to pay off my last car purchase of $28500.

Monthly net income: $
My monthly income is as follows payroll is average $2800 a month plus another $950 in rental income. My wifes income is average $2500 per month.
Monthly expenses: $
??Housing: $ 1775
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$483.49

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	44	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$67,425	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	refined-return	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Our Senior Community
Purpose of loan:
This loan will be used to help complete a remodel project at our Retirement/Assisted Living?community. The remodel includes upgrading amenities for our seniors and updating the look of the facility with new carpet, paint, and wallpapering.
My financial situation:
I am a good candidate for this loan because I've been involved in the?Assisted Living/Senior Housing?field for over 20 years. I, along with some key and very dedicated staff have built a strong reputation in our community for quality of care to our seniors. We have a strong market in catering to the seniors of our community and the upgrades to?the facility?will only strengthen?our position. I realize my prosper score is less than stellar. I've poured much of my resources into our senior community and all the hard work is beginning to paying off.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 3,500
??Insurance: $ 500
??Car expenses: $421
??Utilities: $?300
??Phone, cable, internet: $150
??Food, entertainment: $ 550
??Clothing, household expenses $300
??Credit cards and other loans: $ 2,000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	105%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$62,788	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pioneers4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$3,471.61	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off my daughters' student loans and other debt.

My financial situation:
I am a good candidate for this loan because I have paid my previous loan back in good faith and make a good effort to keep all bills current.?

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 180

??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$209.53

Auction yield range:	17.18% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	6
Screen name:	YADDY	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	1 ( 5% )	600-620 (Jul-2009) 600-620 (Oct-2007)
Principal balance:	$2,624.04	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Loan #2-Responsible Prosper Payer
Prosper Loan #2 Explanation:? I want to payoff my credit cards?to raise my credit score. I have been doing?so well?on my?1st loan through Prosper that I thought maybe you as a lender will not hesitate to take?a chance on me.

I want to?give my deepest appreciation to?everyone that has bid on me before and hope that they come back again.

Purpose of loan:?I would like to combine my 3 credit cards and misc. debt for medical bills that I have, in hopes of raising my credit score?to better my chances of my future goals that I would like to do for myself and for my son.? I feel that by combing my debt?it will also help me in saving money because the interest rate will only be on?one single debt instead of 3 debts on?higher interest rates. I do have a bankruptcy discharge which happened after my divorce and have not done to bad after that but it does greatly affect my credit.??I want to better?myself for some so much more important than myself .... for my son.

My financial situation:?I have a great stable job and I have always been a trust worthy/ responsible/ christian person.?By having the monthly payment automatically withdrawn from my checking account?it will?ensure my lender(s) full repayment.??Please?give me the opportunity to prove that I can do this and will continue to do this. I am willing to?do what it takes and I will not give up, I will not fail you. ?I pray and hope that someone can help me. I do appreciate you taking the time to view my listing. God Bless!

Montly Net Income:? $2700.00

Monthly expenses: $?1795.00
??Housing: $ 700.00
??Insurance: $ 32.00
??Car expenses: $ 60.00 (gas). Vehicle is paid off
??Utilities: $ 60.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 141.00 (cc min. payments)?+ 60.00 (student loan) + $217.91?(1st Prosper Loan) = $418.91
??Other Expenses: 100.00 - medical bills

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	9%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$157	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MONEYMATTERS100	Borrower's state:	NewMexico	Borrower's group:	ALL DOCTORS MD,DO,OD,DDS,DMD,PhD,DVM,DPM,DC,PharmD,J
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 100% )	700-720 (Latest)
Principal borrowed:	$22,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 640-660 (Oct-2007) 580-600 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Buying a New Car for our Family
Purpose of loan:
This loan will be used to Buy a Honda Pilot for?our family. I will put in $15000/- of my own to buy this vehicle.
My financial situation: is great. My credit is improving. I had a ding in my credit in late 2004 and that part is improving very slowly even though I have been current and have paid off all my major liabilities.?I have had two prosper loans in recent past and paid them in full well ahead of the time and I plan to do so with this as well. Please check my recent history with prosper. I find loans from prosper are easier to get and easier to pay off without the troubles of going to a location etc. I?plan to pay off this loan within next 6 to 8 months.

Monthly net income: $ 10500

Monthly expenses: $ 3000
??Housing: $?1000
??Insurance: $ 500
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 400
??Credit cards and other loans: $?0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	0y 3m
Amount delinquent:	$895	Revolving credit balance:	$46,120	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wise-market-champion	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up for a preschool facility
Purpose of loan:
This loan will be used to??? Put the down payment down on the leased building that will be built for my preschool facility. I anticipate being able to pay this loan off in full within 6 months as I will be selling my RV and my father is giving me cash after the new year.

My financial situation:
I am a good candidate for this loan because? It is to start up a preschool. My degree is in Early Childhood Education and I have worked with children for 14 years. I have also ran an unrelated business in California for which I obtained a personal loan that I paid on time every month. I can provide a letter of reference from that person if needed. That loan was in the amount of $65,000.

Monthly net income: $ From just my home preschool, not my husband's income. about $2000 a month after related expenses. (I have a part time employee)

Monthly expenses: $
??Housing: $ 1970.00
??Insurance: $ included in housing figure
??Car expenses: $ 153.00
??Utilities: $ 225.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ none

With my husband's income (he works for the State) I am more than able to make whatever payments required on this loan for $7500. As I stated above, I plan on paying it in full within 6 months, I would like the loan now so that my building can be started ASAP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1990	Debt/Income ratio:	35%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,528	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	GaelicWench	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (May-2009) 620-640 (Sep-2008) 600-620 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Requesting Again/Asking Less
Purpose of loan:
This loan will be used towards debt consolidation and getting caught up.My fiance and I just made a move to a different state, which called for our available cash beyond what was set aside for the move itself (utilities at both ends/travel/lodging/food). I was able to pay all my credit card bills, plus pay off the utilities I owed after closing the accounts. The GOOD news is that I did not put one single purchase on a credit card; and yes, I do have available credit on a few of them. But I've resolved NOT to run them up anymore. I admit that I am proud of myself for this achievement.

My financial situation:
I am a good candidate for this loan because? having been a former borrower and paying off the loan here within the 36 months required, my standing with Prosper is very good. Once again, I am still striving to paying off the CCs as fast as possible, so will need a little assistance. I am hoping that by asking less for which I can pay off two high rate cards, I can then get some kind of momentum going. I still plan to start my own business in a few years. I am currently still employed as I was able to do a job transfer. Thank you for reading this and giving consideration towards helping me achieve my goals.

Monthly net income: $ 2772.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance $80.00
??Car expenses: $ 200.00
??Utilities: $ 115.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 463.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$197.91

Auction yield range:	3.18% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1974	Debt/Income ratio:	Not calculated
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,484	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-saber8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to purchase a different utility or re-model the one I already own since I bought it new in 1996 and already know what needs to be done to make like new.

My financial situation:
I am a good candidate for this loan because I'm a very safe business prospect as evidenced by the fact that I've recently finished paying off a $28,000 loan with Bank of America.? They send me blank checks to trap me again at exorbitant interest rates.? (I can provide proof if needed)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$132.10

Auction yield range:	14.18% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,511	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skippergirl	Borrower's state:	California	Borrower's group:	Second Chances Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 96% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	2 ( 4% )	620-640 (Jan-2008) 580-600 (Nov-2007) 620-640 (May-2006)
Principal balance:	$1,639.23	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
Business Loan
I am working full-time for someone else and would like to eventually work for myself. This loan will be used to incorporate my business, get my certification and have a few dollars left in the bank to start. Please help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	52%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	32	Length of status:	3y 6m
Amount delinquent:	$1,148	Revolving credit balance:	$17,391	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 560-580 (Jul-2008) 560-580 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$739.93	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
teacher 2nd loan credit +60 help!
Purpose of loan:
This loan will be used to pay for?required college classes?and catch up on bills. ?

My financial situation:
I am a good candidate for this because?it will be my second Prosper loan and I have never missed a payment.? I have a contract teaching position at a solid school district.? However,I am teaching outside of my BA licensure and I need to finish?special education?credits??to maintain my teaching position.?? I have completed 15 of the 30 credits with a?3.75?GPA.? I love my career and have worked for the same district since 2005. I have been asked to mentor new hires in my field for the upcoming school year, which I hold as a high compliment and an opinion of my work.? Due to several family health?issues in 2006 and 2007?we obtained a high amount of debt that I know we can turn around.? Also, when I first went back to college for my BA we made a detrimental credit decision that has haunted us ever since.? I am looking for someone to help me achieve my goal.? I have been happily married for 19 years this September, have two wonderful daughters ages 9 and 12, and I would really appreciate your consideration.?I also work part-time at another job and my husband works full-time in the same district adding another $2500 to my net monthy income.? I would be happy to answer any questions.?

My credit score has raised more than 60 points since my last loan.

I am now current on all of my bills (I was late on a couple this summer because I had to take/pay for college classes).

Monthly net income: $ 2900 (plus husband and part-time job)

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 270
??Car expenses: $ 395
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 320
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-economy-confidant	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please have faith in me!
Purpose of loan:
This loan will be used to pay for dental work, glasses and car repairs.?

My financial situation:is on a roll back up the credit score hill! My ailing mother lived with us for 13 years until she passed away in the fall of 2006. At that time we were struggling to keep our payments current and did so for another year until our attorney advised us to file bankruptcy due to our ages (late 50s, early 60s), our upside down mortgage, and the debt incurred caring for mom. I did not want to go this route, but we reluctantly had no other choice. The mortgage company would not work with us because we had never been 30 days late. I had even borrowed on our life insurance to try and stay afloat. When we filed bankruptcy our payments, of course, ceased, and that is when everything went to 30 and 60 days late. Taking care of my mother was important to me and we did whatever it took. We also have 2 special needs kids, one is doing well and is in college, the other is 10 and has Asperger's syndrome, ADHD, PDD, NOS, is Dyslexic and has fine motor issues along with Asthma and allergies.
I am a good candidate for this loan because we want to buy another home in a year or 2 and we are working hard to reestablish our credit. This loan will be an important part in helping us qualify for a new home loan with my husband's VA eligibility. Since the bankruptcy discharge (November, 2008) our credit scores have been steadily climbing, even to a point higher than before we filed. We just have those negatives because we were advised by our attorney to cease payments on anything we were not going to keep. I am a hard working person (started when I was 16) and also make quilts to help make ends meet ( I have often supplemented our income in this way.) Although I have only been at my present job for just about a year, I was with my last employer nearly 23 years. I am in the same type of industry and took a job with a better company and more pay..? Please have faith in me! I won't let you down! br />
Monthly net income: $ 5563

Monthly expenses: $
??Housing: $1175
??Insurance: $400
??Car expenses: $200
??Utilities: $225
??Phone, cable, internet: $55
??Food, entertainment: $800
??Clothing, household expenses $100
??Credit cards and other loans: $351
??Other expenses: $110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	17%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	1y 8m
Amount delinquent:	$9,987	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	credit-fox4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? CONSOLIDATE MY CREDIT CARDS. I HAVE THREE CARDS EACH CARRYING A BALANCE OF ABOUT HALF THE LIMIT.? THE INTEREST RATES ARE PRETTY HIGH SO I WOULD LIKE TO CONSOLIDATE INTO 1 PAYMENT AND DECREASE THE INTEREST THAT I AM PAYING.?I AM CURRENTLY PAYING?1 AND A HALF TO 2X THE MINIMUM DUE IN ORDER TO PAY THESE DOWN MORE QUICKLY HOWEVER THE INTEREST RATE IS EATING UP ALOT OF THE PAYMENT. IT WOULD BE NICE TO BE ABLE TO CONCENTRATE ON JUST ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because?I AM EMPLOYEED FULL TIME WITH A NATIONWIDE COMPANY.? I MAKE A GOOD SALARY APPROX 70000.00 A YEAR.? I AM MARRIED AND MY WIFE?IS ALSO EMPLOYED FULL TIME. HER ANNUAL SALARY IS APPROX 25000.00 A YEAR.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,137	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-american	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$213.86

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,354	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loot-injector4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for small business
Purpose of loan:
This loan will be used to? purchase some?machines for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of?machines and?paying monthly rents for an office.

My financial situation:
I am a good candidate for this loan because? I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,465	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vegan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	1 ( 3% )	660-680 (Jun-2006) 660-680 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
2nd Prosper loan. Post-moving costs
Purpose of loan:
My wife and I just moved (I graduated from college with a B.S. in Computer Science and got a job in a different state). She left her old job when we moved and had some family obligations that kept her from looking for work in our new home state right after the move. Now she's out there actively looking but finances have gotten tight. We'd like a loan (our second Prosper loan) to get us through the tight period while she's looking for work.

My financial situation:
I am a good candidate for this loan because I'm steadily employed (in fact, I'll be leaving a new employee probation period and getting a better position soon) and I've paid off a much larger Propser loan before. Our expenses aren't high (no children, no car payments) and we just need a little boost to keep stress down.

Monthly net income: $ 100 to 300 (from my pay alone, based on whether family issues requiring plane flights come up, etc.)

Monthly expenses: $ 2000
? Housing: $ 1000
? Insurance: $ 200
? Car expenses: $ 100
? Utilities: $ 100
? Phone, cable, internet: $ 100
? Food, entertainment: $ 200
? Clothing, household expenses $ 100
? Credit cards and other loans: $ 100
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$4,777	Revolving credit balance:	$32,517	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balance-encourager	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up business loan
Purpose of loan:
This loan will be used to? start a commercial cleaning business with the franchise jan-pro.? I have been looking foward to starting a business for myself for some time now.? After a few months of research, i felt jan-pro was the way to go.? The commericial cleaning businesses is one of the few that have experienced a growth in business through this recession.? The reason for doing this is to leave something to my children if they desire to have it.

My financial situation:
I am a good candidate for this loan because?I have never missed a payment on anything in my life.? I hold myself to very high standards and morals.? With the amount of loan?I am requesting, jan-pro will?give me in return a guaranteed?amount of work to get started.? The amount totals $32,000.00 yearly.? Which this guarantee will also help pay for the business loan.

Monthly net income: $
$5800.00
Monthly expenses: $
??Housing: $ 2500.00
??Insurance: $ 100.00????
??Car expenses: $ 0.00
??Utilities: $ 529.00
??Phone, cable, internet: $ included w/utilities
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$156.26

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	42%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,932	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	DetourDave39	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,999.00	< mo. late:	0 ( 0% )	720-740 (Aug-2007)
Principal balance:	$3,768.51	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Operating funds for business
Purpose of loan:
I would like request a loan to cover three months of operating cost for my business.

My financial situation:
I have started my own freight transpoetation business and have used?my low interest?credit?cards to purchase equipment and pay for regestration?fees.?I have new customers lined up and will?be dealing with?a grace peroid for them to pay for the services rendered.?I need funds to purchase fuel and maintain loan payments for the truck and trailer. I have another loan with prosper for my wife's business and made payments on time?for two years. I've never been late on payments.

Monthly net income: $3350

Monthly expenses: $
??Housing: $ 1345
??Insurance: $45
??Car expenses: $ 100
??Utilities: $ 210
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $350?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$175.79

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	29%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,774	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-elevator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit debt payment
Purpose of loan:
This loan will be used to? payoff my credit card debt

My financial situation:
I am a good candidate for this loan because? i am a responsible payer and a hardworking individual that is trying to do my best so i can provide for my family.i am confident i can make my monthly dues and will be able to pay the loan amount.

Monthly net income: $ 2,960

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 400
??Utilities: $
??Phone, cable, internet: $ 53
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ i dont use my credit cards now..my outstanding balance is lower now
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,671	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-vivacious-commitment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Experian credit score is 749
Purpose of loan:
This loan will be used to? Pay off new IRS tax liability?from?my married years.
My financial situation:
I am a good candidate for this loan because? I do not owe on? my house(which is in a trust)?, I am currently liquidating assets?from a former business?and I? will?? use the proceeds? from this as operating? capital for? my? current? business? which? is owning and? operating?? mobile home? parks, I? also buy? and? sell used mobile homes, from? which? income? varies.? I do not owe any vehicle loans, only? credit card loans? which I have? been paying off. My Experian credit? score as of? 9-11-09? is 749.

Monthly net income: $ 3825.66

Monthly expenses: $ 3341.00
??Housing: $ 0
??Insurance: $ 800
??Car expenses: $ 0
??Utilities: $ 125.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1266.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,613	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-proud-wealth	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my debt Please
Purpose of loan:
This loan will be used to? pay some of my credit card debt off.? I have a few cards that have a very high interest rate and would like to get it down to one payment.? My husband was out of work for three months last year and my credit cards got us through during that time.?

My financial situation:
I am a good candidate for this loan because? I have been in the same job for almost 7 years and have been in the same career for 13 years.? I make good money and have always been?financially responsible.? My credit took a hit when I got a divorce in 2002 and had to file bankruptcy as I could not afford to continue making payments on a home and two cars alone.??This is the only reason I was unable to obtain a commerical loan from our credit union.? I am now remarried and my husband contibutes to the household bills.? We will both be contributing to pay back this loan however I am unable to include his income.? He makes approximately $30,000 per year and pays half the expenses indicated below.

Monthly net income: $ 3170.00

Monthly expenses: $
??Housing: $ 1235.00
??Insurance: $ 65.00
??Car expenses: $ 381
??Utilities: $?200
??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 335
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	30%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$629	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lyleh	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 580-600 (Jun-2008) 580-600 (May-2008) 580-600 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
paying off credit cards and fix the
Purpose of loan?? Fix the truck and pay off credit cards.

My financial situation:

Monthly net income: $ 4,000.00

Monthly expenses: $
??Housing: $?334
??Insurance: $ 120
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1993	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$3,105	Revolving credit balance:	$1,203	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-prairie	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to??debt consolidation?

My financial situation:
I am a good candidate for this loan because? I have earned $ 100,000.00/year for the past 4 years

Monthly net income: $ 6,000.00

Monthly expenses: $
??Housing: $ 2,000.00????????
??Insurance: $ 100.00
??Car expenses: $ 500.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	40%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$35,043	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	loan-seeker9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Master Bathroom
Purpose of loan:
This loan will be used to remodel a master bathroom.

My financial situation:
I am a good candidate for this loan because of my work history, professional level attained, number of employees responsible for and the multi-million dollar budget Im responsible for managing annually.

Monthly net income: $ 5,000

Monthly expenses: $
Housing: $ 1,100
??Insurance: $ 145
??Car expenses: $ 280
??Utilities: $ 300
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 375
??Other expenses: $65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$297.12

Auction yield range:	17.18% - 28.99%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	42%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,251	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rivguy14	Borrower's state:	California	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,475.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 540-560 (Dec-2006) 540-560 (Nov-2006)
Principal balance:	$3,948.33	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off high interest cred cards
I'm a?40 year old single man with no children.? I have been working at a multi-specialty doctor's office?for over?20 years.? I have been the billing supervisor for 12 of those years.

I am looking forward to paying off some of my high interest credit cards.? Due to a delinquency this year on a student loan that I co-signed with my best friend, some of the credit card companies have increased the rates on my accounts to above 30%.? This account has been paid off in December 2007.? (Sallie Mae refuses to remove the delinquencies even though the account is paid in full and it is a joint account.)

My DTI (debt to income) ratio is high due to the fact that I used to have a higher income at my company?6 years ago by adding bonuses to my income.? After 2003, the company stopped paying bonuses to supervisors, thus I have my base pay to work with.

My annual income is in the $41,000 to $49,000 range.
Rent $725
Car Pmt $439
Car Ins $105
Gas $50
Utilities $120
Food $200
Cable $36
Credit Cards $500
Misc Exp $100

I will use?the $7,000?to pay off the remaining high interest credit cards.

I would rather pay off a loan than to be stuck in a cycle of only paying finance charges to credit card companies each month.? After this loan is paid off, I will be able to pay down and pay off my other credit cards, so I can begin the positive cycle of having extra money each month and not just living paycheck to paycheck.? Then I will be able to help other people when they are in a financial bind.

The delinquency with the student loan is due to my friend and his wife both losing their jobs during the year.? Now they are both employed and working again to repay me, but I cannot count on repayment due to their fixed income.

My last funded loan has helped me alot.? My credit score is improving slowly.? I am thankful for this program that has made my life easier.?

I am glad?I joined PLEDGE because I am honest and have the integrity to pay my bills.

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$239.24

Auction yield range:	8.18% - 13.00%	Estimated loss impact:	7.29%
Lender servicing fee:	1.00%	Estimated return:	5.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	17%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neighborly-balance5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay Off Internship Debt
Purpose of loan:
This loan will be used to?pay off a post-graduate internship that I had to pay for with a high interest loan

My financial situation: I have since completed my internship which has allowed me to return to work full-time. My husband is also gainfully employed and will be contributing to the loan. Unfortunately, Prosper.com will not allow me to apply for the loan with my husband, but please note that we share our incomes 100%.
I am a good candidate for this loan because?I have a steady salary at a stable employer. Now that I have completed my internship, I have not only returned to work full-time at my current employer, but I have secured a new job (starting 12/1/09) which significantly increases my income ($52,000/yr + bonuses) in Medical/Pharmaceutical Sales. Besides this debt, our total HOUSEHOLD debt only consists of $17K in other student loan debt. We do hold a mortgage, but we just sold our house and will be downsizing to an apartment for a couple of years to build up our financial reserves. I/We are very fiscally conservative and budget every dime that we spend. Thank you in advance for your help!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$237.54

Auction yield range:	8.18% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1985	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	26y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,461	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BradPDX	Borrower's state:	Oregon	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 660-680 (Jul-2008) 640-660 (Aug-2007)
Principal balance:	$3,852.40	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidation of Debt/Vacation
Purpose of loan:? Pay off?three credit card accounts with a small amount of the loan going towards a planned vacation in November.??
My financial situation:??For the past 4 years I have been striving to reduce debt and improve my credit scores.? I have reduced my revolving debt significantly, more than 1/2 and continuing to accelerate that process.?? In 2009 I have been able to transfer much of my debt into low interest fixed term loans (less than 10%), was able to refinance my car loan to a low rate, and received a line of credit that offered transferred amounts a fixed 3% rate for 5 years.??I have also opened a new savings account and also contribute more to my retirement funds.???I have a financial plan developed would predicts I can be debt free within 2.5-3 years and this loan is part of that process.?

I have made all of my Prosper payments on time for the past year and am currently up to date and in good standing with all my creditors.??I have good job security being with the same agency for nearly 30 years, in the same position for 19 years, and have the highest seniority in my job class.?

Monthly net income: $ 4015

Monthly expenses: $?2740?total
??Housing: $?695??
??Auto/Renter Insurance: $?88?
??Car expenses: $ 250?
??Utilities: $?75??
? Phone, cable, internet: $?100??
? Food, entertainment: $ 250??
? Clothing, household expenses $?60??
? Credit cards and other loans: $ 1050??
? IRA/Savings:?? $ 165
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	58%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,160	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	extraordinary-pound	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$358	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	deal-castanets	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for my education at the University At Buffalo.I had my financial aid cut due to changes in how my school does financial aid. I have paid for most of my college myself for this semester but I still need 1,000 to pay the rest off. The problem is it has to be paid by November so I can register for classes next semester. If I had more time I would be able to pay it off myself without a loan. I wont be able to continue school next semester (my last one) wuthout this financial help. Any help you can provide would be greatly appreciated. Thanks for your time.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time. I currently have 2 stable jobs and work 34 hours per week combined at these jobs. Since I am a part time student I am always looking to pick up extra shifts and looking for a third or better job. I am a hard worker. My credit is good and it continues to get better every month. I had an identity theft issues several years ago that I took care of and am still taking care of. Any negative accounts that you see arent mine and I can have my lawyer attest to that.

Monthly net income: $ 650.00

Monthly expenses: $
??Housing:? Already paid
??Insurance: none
??Car expenses:? none
??Utilities: $ Already paid
??Phone, cable, internet: $30.00
??Food, entertainment: $100.00
??Clothing, household expenses none ????
??Credit cards and other loans: $90.00
??Other expenses: None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	94%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$460	Revolving credit balance:	$1,576	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 520-540 (Jan-2008) 600-620 (Nov-2007) 600-620 (Jan-2007)
Principal balance:	$350.83	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Help Relatives and pay IRS
Purpose of loan:
This loan will be used to assist in the relocation of family members and to pay off the IRS.

My financial situation:
I am a good candidate for this loan because I have never missed a payment with Prosper and I am trying to get a better hand on what I have in the current situation.

Monthly net income: $ $2360.00

Monthly expenses: $
??Housing: $ 260.00
??Insurance: $ 160.00
??Car expenses: $ 800.00
??Utilities: $ 165.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$341.78

Auction yield range:	8.18% - 13.00%	Estimated loss impact:	6.49%
Lender servicing fee:	1.00%	Estimated return:	6.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	8%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	1y 1m
Amount delinquent:	$39	Revolving credit balance:	$8,541	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	autonomous-dime	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sale of Home "Upside Down"
Purpose of loan:
My wife and I have a contract on our house for less than we owe on our mortgage (an "upside-down" situtation). I am seeking a loan in order to cover the balance due at closing on October 15, 2009. I am intending to repay this loan within 36 months.

My financial situation:
I am a good candidate for this loan because I am?well-educated (Ph.D.) and employed as a full-time tenure-track professor in the business school of Marymount University in Arlington, VA. I also consult for public and private organizations and have several contracts that total about $60,000 over the next 12 months.
Information in the Description is not verified.